STEPSTONE GROUP REPORTS THIRD QUARTER FISCAL YEAR 2025 RESULTS
NEW YORK, February 6, 2025 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended December 31, 2024. This represents results for the third quarter of the fiscal year ending March 31, 2025. The Board of Directors of the Company has declared a quarterly cash dividend of $0.24 per share of Class A common stock, payable on March 14, 2025, to the holders of record as of the close of business on February 28, 2025.
StepStone issued a full detailed presentation of its third quarter fiscal 2025 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com.
Webcast and Earnings Conference Call
Management will host a webcast and conference call today, Thursday, February 6, 2025, at 5:00 pm ET to discuss the Company’s results for the third quarter of the fiscal year ending March 31, 2025. The webcast will be made available on the Shareholders section of the Company’s website at https://shareholders.stepstonegroup.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register. A replay will also be available on the Shareholders section of the Company’s website approximately two hours after the conclusion of the event.
To join as a live participant in the question and answer portion of the call, participants must register at https://register.vevent.com/register/BI4d11263234d648c092cf5d1e8339df8d. Upon registering you will receive the dial-in number and a PIN to join the call as well as an email confirmation with the details.
About StepStone
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. As of December 31, 2024, StepStone was responsible for approximately $698 billion of total capital, including $179 billion of assets under management. StepStone’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.
Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, our successful execution of business and growth strategies, the favorability of the private markets fundraising environment, successful integration of acquired businesses and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on May 24, 2024, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: adjusted management and advisory fees, net, adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, adjusted weighted-average shares, fee-related earnings, fee-related earnings margin, gross realized performance fees and net realized performance fees. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Nine Months Ended December 31,		Percentage Change
(in thousands, except share and per share amounts and where noted)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024	vs. FQ3'24	vs. FQ3'24 YTD
Financial Highlights
GAAP Results
Management and advisory fees, net	$151,492	$153,410	$178,015	$184,758	$190,840	$431,730	$553,613	26%	28%
Total revenues	(14,612)	356,810	186,401	271,677	339,023	354,821	797,101	na	125%
Total performance fees	(166,104)	203,400	8,386	86,919	148,183	(76,909)	243,488	na	na
Net income (loss)	(23,419)	82,542	48,045	53,138	(287,163)	85,278	(185,980)	na	na
Net income (loss) per share of Class A common stock:
Basic	$(0.32)	$0.48	$0.20	$0.26	$(2.61)	$0.43	$(2.32)	(725)%	na
Diluted	$(0.32)	$0.48	$0.20	$0.26	$(2.61)	$0.43	$(2.32)	(725)%	na
Weighted-average shares of Class A common stock:
Basic	64,068,952	64,194,859	66,187,754	68,772,051	73,687,289	63,255,604	69,561,254	15%	10%
Diluted	64,068,952	67,281,567	68,593,761	69,695,315	73,687,289	66,299,982	69,561,254	15%	5%
Quarterly dividend per share of Class A common stock(1)	$0.21	$0.21	$0.21	$0.24	$0.24	$0.62	$0.69	14%	11%
Supplemental dividend per share of Class A common stock(2)	$—	$—	$0.15	$—	$—	$0.25	$0.15	na	(40)%
Accrued carried interest allocations	1,203,847	1,354,051	1,328,853	1,381,110	1,474,543			22%

Non-GAAP Results(3)
Adjusted management and advisory fees, net(4)	$151,943	$153,808	$178,514	$185,481	$191,832	$432,571	$555,827	26%	28%
Adjusted revenues	185,123	177,357	221,165	208,788	243,905	487,703	673,858	32%	38%
Fee-related earnings (“FRE”)	50,664	50,900	71,656	72,349	74,118	138,893	218,123	46%	57%
FRE margin(5)	33%	33%	40%	39%	39%	32%	39%
Gross realized performance fees	33,180	23,549	42,651	23,307	52,073	55,132	118,031	57%	114%
Adjusted net income (“ANI”)	42,116	37,716	57,241	53,569	52,659	101,677	163,469	25%	61%
Adjusted weighted-average shares	115,232,927	115,512,301	118,510,499	118,774,233	118,935,179	115,009,445	118,740,805	3%	3%
ANI per share	$0.37	$0.33	$0.48	$0.45	$0.44	$0.88	$1.38	19%	57%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(6)	$149.0	$156.6	$169.3	$176.1	$179.2			20%
Assets under advisement (“AUA”)(6)	510.5	521.1	531.4	505.9	518.7			2%
Fee-earning AUM (“FEAUM”)	89.4	93.9	100.4	104.4	114.2			28%
Undeployed fee-earning capital (“UFEC”)	21.4	22.6	27.6	29.7	21.7			1%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)The supplemental cash dividend relates to earnings in respect of our full fiscal years 2023 and 2024, respectively.
(3)Adjusted management and advisory fees, net, adjusted revenues, FRE, FRE margin, gross realized performance fees, ANI, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”
(4)Excludes the impact of consolidating the Consolidated Funds. See reconciliation of GAAP measures to adjusted measures that follows.
(5)FRE margin is calculated by dividing FRE by adjusted management and advisory fees, net.
(6)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Condensed Consolidated Balance Sheets (Unaudited)
(in thousands, except share and per share amounts)

	As of
	December 31, 2024	March 31, 2024
Assets
Cash and cash equivalents	$223,103	$143,430
Restricted cash	720	718
Fees and accounts receivable	63,521	56,769
Due from affiliates	96,590	67,531
Investments:
Investments in funds	172,748	135,043
Accrued carried interest allocations	1,474,543	1,354,051
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	572,459	631,197
Deferred income tax assets	356,122	184,512
Lease right-of-use assets, net	90,567	97,763
Other assets and receivables	66,114	60,611
Intangibles, net	274,122	304,873
Goodwill	580,542	580,542
Assets of Consolidated Funds:
Cash and cash equivalents	55,681	38,164
Investments, at fair value	320,482	131,858
Other assets	2,333	1,745
Total assets	$4,349,647	$3,788,807
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$139,068	$127,417
Accrued compensation and benefits	690,321	101,481
Accrued carried interest-related compensation	730,218	719,497
Legacy Greenspring accrued carried interest-related compensation(1)	439,898	484,154
Due to affiliates	315,739	212,918
Lease liabilities	112,175	119,739
Debt obligations	168,942	148,822
Liabilities of Consolidated Funds:
Other liabilities	9,860	1,645
Total liabilities	2,606,221	1,915,673
Redeemable non-controlling interests in Consolidated Funds	286,822	102,623
Redeemable non-controlling interests in subsidiaries	6,552	115,920
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 75,841,118 and 65,614,902 issued and outstanding as of December 31, 2024 and March 31, 2024, respectively	76	66
Class B common stock, $0.001 par value, 125,000,000 authorized; 40,127,254 and 45,030,959 issued and outstanding as of December 31, 2024 and March 31, 2024, respectively	40	45
Additional paid-in capital	415,059	310,293
Retained earnings (accumulated deficit)	(205,674)	13,768
Accumulated other comprehensive income	341	304
Total StepStone Group Inc. stockholders’ equity	209,842	324,476
Non-controlling interests in subsidiaries	1,051,919	974,559
Non-controlling interests in legacy Greenspring entities(1)	132,561	147,042
Non-controlling interests in the Partnership	55,730	208,514
Total stockholders’ equity	1,450,052	1,654,591
Total liabilities and stockholders’ equity	$4,349,647	$3,788,807
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Condensed Consolidated Statements of Income (Loss) (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2024	2023	2024	2023
Revenues
Management and advisory fees, net	$190,840	$151,492	$553,613	$431,730
Performance fees:
Incentive fees	22,369	17,891	26,365	22,843
Carried interest allocations:
Realized	24,282	15,289	83,718	31,347
Unrealized	93,325	(129,584)	120,370	(24,849)
Total carried interest allocations	117,607	(114,295)	204,088	6,498
Legacy Greenspring carried interest allocations(1)	8,207	(69,700)	13,035	(106,250)
Total performance fees	148,183	(166,104)	243,488	(76,909)
Total revenues	339,023	(14,612)	797,101	354,821
Expenses
Compensation and benefits:
Cash-based compensation	85,203	73,619	246,298	218,551
Equity-based compensation	486,418	14,032	542,929	28,420
Performance fee-related compensation:
Realized	25,477	15,444	55,092	26,266
Unrealized	49,670	(62,243)	66,495	(9,320)
Total performance fee-related compensation	75,147	(46,799)	121,587	16,946
Legacy Greenspring performance fee-related compensation(1)	8,207	(69,700)	13,035	(106,250)
Total compensation and benefits	654,975	(28,848)	923,849	157,667
General, administrative and other	43,130	48,001	134,202	113,007
Total expenses	698,105	19,153	1,058,051	270,674
Other income (expense)
Investment income (loss)	1,064	(2,051)	5,710	4,115
Legacy Greenspring investment income (loss)(1)	1,167	(2,222)	(4,119)	(9,054)
Investment income of Consolidated Funds	15,037	11,223	30,878	22,357
Interest income	2,559	827	7,632	2,235
Interest expense	(3,008)	(2,562)	(9,510)	(6,682)
Other income (loss)	(2,452)	4,408	(1,626)	3,763
Total other income	14,367	9,623	28,965	16,734
Income (loss) before income tax	(344,715)	(24,142)	(231,985)	100,881
Income tax expense (benefit)	(57,552)	(723)	(46,005)	15,603
Net income (loss)	(287,163)	(23,419)	(185,980)	85,278
Less: Net income attributable to non-controlling interests in subsidiaries	27,226	13,552	62,966	32,797
Less: Net income (loss) attributable to non-controlling interests in legacy Greenspring entities(1)	1,167	(2,222)	(4,119)	(9,054)
Less: Net income (loss) attributable to non-controlling interests in the Partnership	(134,760)	(20,111)	(107,856)	22,677
Less: Net income attributable to redeemable non-controlling interests in Consolidated Funds	10,905	5,588	23,101	11,590
Less: Net income attributable to redeemable non-controlling interests in subsidiaries	314	—	983	—
Net income (loss) attributable to StepStone Group Inc.	$(192,015)	$(20,226)	$(161,055)	$27,268
Net income (loss) per share of Class A common stock:
Basic	$(2.61)	$(0.32)	$(2.32)	$0.43
Diluted	$(2.61)	$(0.32)	$(2.32)	$0.43
Weighted-average shares of Class A common stock:
Basic	73,687,289	64,068,952	69,561,254	63,255,604
Diluted	73,687,289	64,068,952	69,561,254	66,299,982
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Adjusted Management and Advisory Fees, Net
The following table presents the components of adjusted management and advisory fees, net. We believe adjusted management and advisory fees, net is useful to investors because it removes the impact of consolidating the Consolidated Funds which we are required to consolidate under GAAP.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
Focused commingled funds(1)(2)	$78,633	$80,434	$104,798	$107,855	$105,718	$216,233	$318,371
Separately managed accounts	55,838	55,945	57,376	61,393	66,245	168,013	185,014
Advisory and other services	16,069	16,147	14,769	14,907	17,458	43,910	47,134
Fund reimbursement revenues(1)	1,403	1,282	1,571	1,326	2,411	4,415	5,308
Adjusted management and advisory fees, net	$151,943	$153,808	$178,514	$185,481	$191,832	$432,571	$555,827
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Includes income-based incentive fees of $2.1 million for the three months ended December 31, 2024, $1.3 million for the three months ended September 30, 2024, $1.1 million for the three months ended June 30, 2024, $0.8 million for the three months ended March 31, 2024, $0.6 million for the three months ended December 31, 2023, and $4.6 million and $0.6 million for the nine months ended December 31, 2024 and 2023, respectively, from certain funds.
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise adjusted management and advisory fees, net, adjusted incentive fees (including the deferred portion) and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.
The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
Total revenues	$(14,612)	$356,810	$186,401	$271,677	$339,023	$354,821	$797,101
Unrealized carried interest allocations	129,584	(151,757)	25,170	(52,215)	(93,325)	24,849	(120,370)
Deferred incentive fees	—	1,450	6	2,445	—	942	2,451
Legacy Greenspring carried interest allocations	69,700	(31,093)	9,089	(13,917)	(8,207)	106,250	(13,035)
Management and advisory fee revenues for the Consolidated Funds(1)	451	398	499	723	992	841	2,214
Incentive fees for the Consolidated Funds(2)	—	1,549	—	75	5,422	—	5,497
Adjusted revenues	$185,123	$177,357	$221,165	$208,788	$243,905	$487,703	$673,858
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add-back of incentive fees for the Consolidated Funds, which have been eliminated in consolidation.

Adjusted Net Income
Adjusted net income, or “ANI,” is a non-GAAP performance measure that we present before the consolidation of StepStone Funds on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income (loss) as none of the economics are attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise adjusted management and advisory fees, net, adjusted incentive fees (including the deferred portion) and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income (loss), (c) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (d) amortization of intangibles, (e) net income (loss) attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary, (f) charges associated with acquisitions and corporate transactions, and (g) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). ANI is fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE,” is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises adjusted management and advisory fees, net, less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (c) amortization of intangibles, (d) charges associated with acquisitions and corporate transactions, and (e) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.
The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating FRE and ANI (as defined below). We believe these additional non-GAAP measures are useful to investors in evaluating both the baseline earnings from recurring management and advisory fees, which provide additional insight into the operating profitability of our business, and the after-tax net realized income attributable to us, allowing investors to evaluate the performance of our business. These additional non-GAAP measures remove the impact of Consolidated Funds that we are required to consolidate under GAAP, and certain other items that we believe are not indicative of our core operating performance.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
GAAP management and advisory fees, net	$151,492	$153,410	$178,015	$184,758	$190,840	$431,730	$553,613
Management and advisory fee revenues for the Consolidated Funds(1)	451	398	499	723	992	841	2,214
Adjusted management and advisory fees, net	$151,943	$153,808	$178,514	$185,481	$191,832	$432,571	$555,827

GAAP incentive fees	$17,891	$2,496	$841	$3,155	$22,369	$22,843	$26,365
Incentive fee revenues for the Consolidated Funds(2)	—	1,549	—	75	5,422	—	5,497
Adjusted incentive fees	$17,891	$4,045	$841	$3,230	$27,791	$22,843	$31,862

GAAP cash-based compensation	$73,619	$74,411	$78,224	$82,871	$85,203	$218,551	$246,298
Adjustments(3)	(574)	(461)	(428)	(285)	339	(1,679)	(374)
Adjusted cash-based compensation	$73,045	$73,950	$77,796	$82,586	$85,542	$216,872	$245,924

GAAP equity-based compensation	$14,032	$13,937	$19,179	$37,332	$486,418	$28,420	$542,929
Adjustments(4)	(12,610)	(12,210)	(16,785)	(34,947)	(483,958)	(24,425)	(535,690)
Adjusted equity-based compensation	$1,422	$1,727	$2,394	$2,385	$2,460	$3,995	$7,239

GAAP general, administrative and other	$48,001	$54,310	$41,011	$50,061	$43,130	$113,007	$134,202
Adjustments(5)	(21,189)	(27,079)	(14,343)	(21,900)	(13,418)	(40,196)	(49,661)
Adjusted general, administrative and other	$26,812	$27,231	$26,668	$28,161	$29,712	$72,811	$84,541

GAAP interest income	$827	$1,429	$2,057	$3,016	$2,559	$2,235	$7,632
Interest income earned by the Consolidated Funds(6)	(540)	(612)	(907)	(1,363)	(887)	(1,033)	(3,157)
Adjusted interest income	$287	$817	$1,150	$1,653	$1,672	$1,202	$4,475

GAAP other income (loss)	$4,408	$(1,308)	$(351)	$1,177	$(2,452)	$3,763	$(1,626)
Adjustments(7)	(4,301)	395	(72)	(1,082)	1,883	(4,274)	729
Adjusted other income (loss)	$107	$(913)	$(423)	$95	$(569)	$(511)	$(897)
______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(3)Reflects the removal of compensation paid to certain employees as part of an acquisition earn-out.
(4)Reflects the removal of equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(5)Reflects the removal of lease remeasurement adjustments, accelerated depreciation of leasehold improvements for changes in lease terms, amortization of intangibles, transaction-related costs and other non-core operating income and expenses.
(6)Reflects the removal of interest income earned by the Consolidated Funds.
(7)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss), gain associated with amounts received as part of negotiations with a third party related to certain corporate matters, loss on sale of subsidiary and the impact of consolidation of the Consolidated Funds.

The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
Income (loss) before income tax	$(24,142)	94,515	$54,842	$57,888	$(344,715)	$100,881	$(231,985)
Net income attributable to non-controlling interests in subsidiaries(1)	(15,537)	(12,822)	(18,951)	(17,812)	(32,765)	(36,398)	(69,528)
Net (income) loss attributable to non-controlling interests in legacy Greenspring entities	2,222	33	1,255	4,031	(1,167)	9,054	4,119
Unrealized carried interest allocations	129,584	(151,757)	25,170	(52,215)	(93,325)	24,849	(120,370)
Unrealized performance fee-related compensation	(62,243)	84,014	(10,923)	27,748	49,670	(9,320)	66,495
Unrealized investment (income) loss	5,559	(2,280)	(1,180)	(430)	656	1,373	(954)
Impact of Consolidated Funds	(11,068)	(4,138)	(7,731)	(9,267)	(6,892)	(21,938)	(23,890)
Deferred incentive fees	—	1,450	6	2,445	—	942	2,451
Equity-based compensation(2)	12,610	12,210	16,785	34,947	483,958	24,425	535,690
Amortization of intangibles	10,661	10,423	10,250	10,250	10,250	31,983	30,750
Tax Receivable Agreements adjustments through earnings	222	90	—	—	—	222	—
Non-core items(3)	6,335	16,780	4,137	11,349	2,094	4,785	17,580
Pre-tax ANI	54,203	48,518	73,660	68,934	67,764	130,858	210,358
Income taxes(4)	(12,087)	(10,802)	(16,419)	(15,365)	(15,105)	(29,181)	(46,889)
ANI	42,116	37,716	57,241	53,569	52,659	101,677	163,469
Income taxes(4)	12,087	10,802	16,419	15,365	15,105	29,181	46,889
Realized carried interest allocations	(15,289)	(18,054)	(41,804)	(17,632)	(24,282)	(31,347)	(83,718)
Realized performance fee-related compensation(5)	15,444	11,421	20,848	8,767	25,477	26,266	55,092
Realized investment income	(3,508)	(1,057)	(1,415)	(1,621)	(1,720)	(5,488)	(4,756)
Adjusted incentive fees(6)	(17,891)	(4,045)	(841)	(3,230)	(27,791)	(22,843)	(31,862)
Deferred incentive fees	—	(1,450)	(6)	(2,445)	—	(942)	(2,451)
Adjusted interest income(6)	(287)	(817)	(1,150)	(1,653)	(1,672)	(1,202)	(4,475)
Interest expense	2,562	2,649	2,990	3,512	3,008	6,682	9,510
Adjusted other (income) loss(6)(7)	(107)	913	423	(95)	569	511	897
Net income attributable to non-controlling interests in subsidiaries(1)	15,537	12,822	18,951	17,812	32,765	36,398	69,528
FRE	$50,664	$50,900	$71,656	$72,349	$74,118	$138,893	$218,123
_______________________________
(1)Reflects the portion of pre-tax ANI attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary:

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
FRE attributable to non-controlling interests in subsidiaries and profits interests	$10,518	$11,559	$13,308	$14,969	$21,063	$30,515	$49,340
Performance related earnings / other (income) loss attributable to non-controlling interests in subsidiaries and profits interests	5,019	1,263	5,643	2,843	11,702	5,883	20,188
Net income attributable to non-controlling interests in subsidiaries	$15,537	$12,822	$18,951	$17,812	$32,765	$36,398	$69,528

The contribution to total FRE attributable to non-controlling interests in subsidiaries and profits interests and performance related earnings / other (income) loss attributable to non-controlling interests in subsidiaries and profits interests presented above specifically related to the profits interests issued in the private wealth subsidiary is presented below.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
FRE attributable to profits interests issued in the private wealth subsidiary	$—	$—	$574	$2,051	$2,956	$—	$5,581
Performance related earnings / other (income) loss attributable to profits interests issued in the private wealth subsidiary	3,074	—	51	206	11,137	3,074	11,394
Amounts attributable to profits interests issued in the private wealth subsidiary	$3,074	$—	$625	$2,257	$14,093	$3,074	$16,975
(2)Reflects equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
Transaction costs	$670	$3,985	$672	$140	$12	$870	$824
Lease remeasurement adjustments	(106)	—	—	—	—	(106)	—
Accelerated depreciation of leasehold improvements for changes in lease terms	631	—	—	—	—	1,893	—
Loss on change in fair value for contingent consideration obligation	9,054	12,280	2,953	10,888	2,476	4,937	16,317
Compensation paid to certain employees as part of an acquisition earn-out	574	515	482	321	(394)	1,679	409
Gain from negotiation of certain corporate matters	(5,300)	—	—	—	—	(5,300)	—
Loss on sale of subsidiary	812	—	—	—	—	812	—
Other non-core items	—	—	30	—	—	—	30
Total non-core operating income and expenses	$6,335	$16,780	$4,137	$11,349	$2,094	$4,785	$17,580
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax ANI:

	Three Months Ended					Nine Months Ended December 31,
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%	1.3%
Blended statutory rate	22.3%	22.3%	22.3%	22.3%	22.3%	22.3%	22.3%
(5)Includes carried interest-related compensation expense related to the portion of net carried interest allocation revenue attributable to equity holders of the Company’s consolidated subsidiaries that are not 100% owned:

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
Realized carried interest-related compensation	$660	$910	$—	$—	$—	$2,849	$—
(6)Excludes the impact of consolidating the Consolidated Funds.
(7)Excludes amounts for Tax Receivable Agreements adjustments recognized as other income (loss) ($(0.1) million for the three months ended March 31, 2024 and $(0.2) million for the three and nine months ended December 31, 2023), gain associated with amounts received as part of negotiations with a third party related to certain corporate matters ($5.3 million for the three and nine months ended December 31, 2023), and loss on sale of subsidiary ($0.8 million for the three and nine months ended December 31, 2023).
Fee-Related Earnings Margin
FRE margin is a non-GAAP performance measure which is calculated by dividing FRE by adjusted management and advisory fees, net. We believe FRE margin is an important measure of profitability on revenues that are largely recurring by nature. We believe FRE margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.
The table below shows a reconciliation of FRE to FRE margin.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
FRE	$50,664	$50,900	$71,656	$72,349	$74,118	$138,893	$218,123
Adjusted management and advisory fees, net	151,943	153,808	178,514	185,481	191,832	432,571	555,827
FRE margin	33%	33%	40%	39%	39%	32%	39%
Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and adjusted incentive fees, including the deferred portion. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Net Realized Performance Fees
Net realized performance fees represents gross realized performance fees, less realized performance fee-related compensation. We believe net realized performance fees is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.
The table below shows a reconciliation of total performance fees to gross and net realized performance fees.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
Incentive fees	$17,891	$2,496	$841	$3,155	$22,369	$22,843	$26,365
Realized carried interest allocations	15,289	18,054	41,804	17,632	24,282	31,347	83,718
Unrealized carried interest allocations	(129,584)	151,757	(25,170)	52,215	93,325	(24,849)	120,370
Legacy Greenspring carried interest allocations	(69,700)	31,093	(9,089)	13,917	8,207	(106,250)	13,035
Total performance fees	(166,104)	203,400	8,386	86,919	148,183	(76,909)	243,488
Unrealized carried interest allocations	129,584	(151,757)	25,170	(52,215)	(93,325)	24,849	(120,370)
Legacy Greenspring carried interest allocations	69,700	(31,093)	9,089	(13,917)	(8,207)	106,250	(13,035)
Incentive fee revenues for the Consolidated Funds(1)	—	1,549	—	75	5,422	—	5,497
Deferred incentive fees	—	1,450	6	2,445	—	942	2,451
Gross realized performance fees	33,180	23,549	42,651	23,307	52,073	55,132	118,031
Realized performance fee-related compensation	(15,444)	(11,421)	(20,848)	(8,767)	(25,477)	(26,266)	(55,092)
Net realized performance fees	$17,736	$12,128	$21,803	$14,540	$26,596	$28,866	$62,939
______________________________
(1)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation.

Adjusted Weighted-Average Shares and Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units, Class C units and Class D units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted weighted-average shares outstanding. We believe adjusted weighted-average shares and ANI per share are useful to investors because they enable investors to better evaluate per-share operating performance across reporting periods.
The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted weighted-average shares outstanding used in the computation of ANI per share.

	Three Months Ended					Nine Months Ended December 31,
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024
ANI	$42,116	$37,716	$57,241	$53,569	$52,659	$101,677	$163,469

Weighted-average shares of Class A common stock outstanding – Basic	64,068,952	64,194,859	66,187,754	68,772,051	73,687,289	63,255,604	69,561,254
Assumed vesting of RSUs	333,402	512,946	673,854	921,166	491,014	511,889	695,423
Assumed vesting and exchange of Class B2 units	2,553,899	2,573,762	1,732,153	—	—	2,532,489	573,185
Assumed purchase under ESPP	—	—	—	2,098	—	—	702
Exchange of Class B units in the Partnership(1)	46,314,543	46,272,227	45,827,707	45,212,921	41,729,937	46,384,046	44,251,143
Exchange of Class C units in the Partnership(1)	1,962,131	1,958,507	1,849,846	1,626,812	1,016,737	2,325,417	1,496,518
Exchange of Class D units in the Partnership(1)	—	—	2,239,185	2,239,185	2,010,202	—	2,162,580
Adjusted weighted-average shares	115,232,927	115,512,301	118,510,499	118,774,233	118,935,179	115,009,445	118,740,805

ANI per share	$0.37	$0.33	$0.48	$0.45	$0.44	$0.88	$1.38
_______________________________
(1)Assumes the full exchange of Class B units, Class C units or Class D units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement, Class C Exchange Agreement or Class D Exchange Agreement, respectively.

Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business. Refer to the Glossary below for a definition of each of these metrics.
Fee-Earning AUM

	Three Months Ended					Nine Months Ended December 31,		Percentage Change
(in millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	2023	2024	vs. FQ3'24
Separately Managed Accounts
Beginning balance	$56,380	$56,660	$58,897	$60,272	$62,121	$55,345	$58,897	10%
Contributions(1)	1,109	2,757	2,085	1,723	9,033	3,570	12,841	715%
Distributions(2)	(1,397)	(795)	(830)	(535)	(1,000)	(3,285)	(2,365)	(28)%
Market value, FX and other(3)	568	275	120	661	(180)	1,030	601	na
Ending balance	$56,660	$58,897	$60,272	$62,121	$69,974	$56,660	$69,974	23%

Focused Commingled Funds
Beginning balance	$30,905	$32,772	$34,961	$40,084	$42,294	$30,086	$34,961	37%
Contributions(1)	1,898	2,429	5,653	2,122	2,520	3,686	10,295	33%
Distributions(2)	(274)	(327)	(661)	(282)	(682)	(1,514)	(1,625)	149%
Market value, FX and other(3)	243	87	131	370	60	514	561	(75)%
Ending balance	$32,772	$34,961	$40,084	$42,294	$44,192	$32,772	$44,192	35%

Total
Beginning balance	$87,285	$89,432	$93,858	$100,356	$104,415	$85,431	$93,858	20%
Contributions(1)	3,007	5,186	7,738	3,845	11,553	7,256	23,136	284%
Distributions(2)	(1,671)	(1,122)	(1,491)	(817)	(1,682)	(4,799)	(3,990)	1%
Market value, FX and other(3)	811	362	251	1,031	(120)	1,544	1,162	na
Ending balance	$89,432	$93,858	$100,356	$104,415	$114,166	$89,432	$114,166	28%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	vs. FQ3'24
FEAUM
Private equity	$48,258	$49,869	$54,855	$57,136	$62,811	30%
Infrastructure	19,789	20,114	20,377	20,986	23,411	18%
Private debt	15,460	15,477	16,161	16,975	17,882	16%
Real estate	5,925	8,398	8,963	9,318	10,062	70%
Total	$89,432	$93,858	$100,356	$104,415	$114,166	28%

Separately managed accounts	$56,660	$58,897	$60,272	$62,121	$69,974	23%
Focused commingled funds	32,772	34,961	40,084	42,294	44,192	35%
Total	$89,432	$93,858	$100,356	$104,415	$114,166	28%

AUM(1)
Private equity	$78,221	$81,942	$89,329	$91,891	$93,404	19%
Infrastructure	28,307	30,003	32,756	35,392	36,156	28%
Private debt	27,782	28,491	30,336	31,854	31,987	15%
Real estate	14,646	16,201	16,912	16,996	17,665	21%
Total	$148,956	$156,637	$169,333	$176,133	$179,212	20%

Separately managed accounts	$88,890	$93,938	$103,003	$107,252	$109,305	23%
Focused commingled funds	45,508	48,545	51,682	53,870	55,142	21%
Advisory AUM	14,558	14,154	14,648	15,011	14,765	1%
Total	$148,956	$156,637	$169,333	$176,133	$179,212	20%

AUA
Private equity	$266,246	$270,350	$279,909	$255,125	$263,420	(1)%
Infrastructure	57,528	60,339	62,599	62,891	67,100	17%
Private debt	17,916	21,976	22,280	19,328	19,325	8%
Real estate	168,802	168,455	166,659	168,519	168,807	—%
Total	$510,492	$521,120	$531,447	$505,863	$518,652	2%

Total capital responsibility(2)	$659,448	$677,757	$700,780	$681,996	$697,864	6%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented, and does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Brian Ruby / Chris Gillick / Matt Lettiero, ICR
StepStonePR@icrinc.com
1-203-682-8268

Glossary
Assets under advisement, or “AUA,” consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue. We believe AUA is a useful metric for assessing the relative size of our advisory business.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of December 31, 2024 reflects final data for the prior period (September 30, 2024), adjusted for net new client account activity through December 31, 2024. NAV data for underlying investments is as of September 30, 2024, as reported by underlying managers up to the business day occurring on or after 100 days following September 30, 2024. When NAV data is not available by the business day occurring on or after 100 days following September 30, 2024, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under management, or “AUM,” primarily reflects the assets associated with our separately managed accounts (“SMAs”) and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of December 31, 2024 reflects final data for the prior period (September 30, 2024), adjusted for net new client account activity through December 31, 2024. NAV data for underlying investments is as of September 30, 2024, as reported by underlying managers up to the business day occurring on or after 100 days following September 30, 2024. When NAV data is not available by the business day occurring on or after 100 days following September 30, 2024, such NAVs are adjusted for cash activity following the last available reported NAV.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Consolidated VIEs refer to the variable interest entities that we are required to consolidate as of the applicable reporting period. We consolidate VIEs in which we hold a controlling financial interest.

Fee-earning AUM, or “FEAUM,” reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value. We believe FEAUM is a useful metric in order to assess assets forming the basis of our management fee revenue.
Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
StepStone Funds refer to SMAs and focused commingled funds of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once invested or activated. We believe undeployed fee-earning capital is a useful metric for measuring the amount of capital that we can put to work in the future and thus earn management fee revenue thereon.